NOVEMBER 27, 2024 (as amended January 10, 2025)

2024 Summary Prospectus

BlackRock ETF Trust

●	iShares U.S. Equity Factor Rotation Active ETF | DYNF | NYSE ARCA

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-474-2737 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 27, 2024 (as amended January 10, 2025), as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

iSHARES U.S. EQUITY FACTOR ROTATION ACTIVE ETF

Ticker: DYNF       Stock Exchange: NYSE Arca

Investment Objective

The iShares U.S. Equity Factor Rotation Active ETF (the “Fund”) (formerly known as “BlackRock U.S. Equity Factor Rotation ETF”) seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees[1]	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[1,2]	Total Annual Fund Operating Expenses	Fee Waiver[1,2]	Total Annual Fund Operating Expenses After Fee Waiver[1]
0.27%	None	0.00%	0.00%	0.27%	(0.00)%	0.27%

[1]

As described in the “Management” section of the Fund’s prospectus beginning on page 16, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) advised by BFA or its affiliates through June 30, 2026. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	The amount rounded to 0.00%.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended July 31, 2024, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to outperform, before Fund fees and expenses, the investment results of the large- and mid-capitalization U.S. equity markets. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in U.S. listed common stock of large- and mid-capitalization companies selected based on a proprietary Factor Rotation model developed by BFA and its affiliates. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

For purposes of the Fund’s 80% policy, securities are considered to be those of U.S. issuers where: (i) the company is domiciled in the U.S., (ii) the company is listed on a U.S. stock exchange, (iii) the company’s principal operations are conducted in the U.S. or the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark.

The Fund’s 80% investment policy may be changed by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.

The eligible universe of securities that are part of the model includes U.S. listed common stock of large- and mid-capitalization companies. The proprietary model uses commonly-used equity style factors such as momentum, quality, value, size and minimum volatility and dynamically allocates the factors, and seeks to emphasize those factors with the strongest near-term return prospects. The model incorporates two potential sources of return: long-term return premium and short-term returns from timing the cyclical behavior of each individual factor. The model incorporates information about the current economic cycle as well as the valuations and recent trends for each factor to compare the relative attractiveness of each factor and seeks to guide the portfolio to tilt into favorable factors and away from unfavorable factors in pursuit of incremental returns. The model may allocate a maximum of 40% of the Fund’s assets in securities solely assigned to any single style factor but this allocation may fluctuate and exceed 40% due to market movement. While the Fund is actively managed, the Fund generally allocates its investments to securities based on the Factor Rotation model. The model allows for a company to be included under more than one of the equity style factors rather than being solely assigned to a single style factor.

The Fund will hold common stock of those companies that fall into at least one of the equity style factors. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed ETF and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than an index fund. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Mid Cap Securities Risk. The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Factor Rotation model will achieve its intended results or maintain a level of risk similar to that of a portfolio of U.S. listed common stock of large- and mid-capitalization companies by any other classification system. In addition, since the classification system used to determine the Factor Rotation model differs from other classification systems, companies that may be categorized as being in a particular equity style factor when using another classification system may not be completely or at all allocated to the corresponding equity style factor in the Factor Rotation model.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Technology Securities Risk. Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful. Technology-related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain technology-related companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as index ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the

Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of MSCI USA Index. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Year by Year Returns1 (Years ended December 31)

[1]	The Fund’s year-to-date return as of September 30, 2024 was 25.40%.

The best calendar quarter return during the period shown above was 17.98% in the 2nd quarter of 2020; the worst was -21.01% in the 1st quarter of 2020.

Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.blackrock.com or by calling 1-800-474-2737 (toll free).

Average Annual Total Returns

(for the periods ended December 31, 2023)

	One Year	Since Inception
(Inception Date: 3/19/2019)
Return Before Taxes	36.20%	12.71%
Return After Taxes on Distributions[1]	35.77%	12.01%
Return After Taxes on Distributions and Sale of Fund Shares[1]	21.64%	9.96%
MSCI USA Index[2] (Index returns do not reflect deductions for fees, expenses or taxes)	27.10%	13.41%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

[2]

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 601 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

Management

Investment Adviser. The Fund’s investment adviser is BFA.

Portfolio Managers. Philip Hodges, PhD, and He Ren (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hodges has been a Portfolio Manager of the Fund since March 2019, and Mr. Ren has been a Portfolio Manager of the Fund since December 2020.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.blackrock.com or call 1-800-474-2737

Investment Company Act File # 811-23402

SPRO-USEFR-ETF-1124R